January 23, 2023                                        Exhibit 99.1

Park National Corporation reports 2022 financial results

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2022. Park's board of directors declared a quarterly cash dividend of $1.05 per common share, payable on March 10, 2023 to common shareholders of record as of February 17, 2023.

Park’s net income for the fourth quarter of 2022 was $33.1 million, a 9.5 percent decrease from $36.5 million for the fourth quarter of 2021. Fourth quarter 2022 net income per diluted common share was $2.02, compared to $2.23 in the fourth quarter of 2021. Park's net income for the full year of 2022 was $148.4 million, a 3.6 percent decrease from $153.9 million for the full year of 2021. Net income per diluted common share was $9.06 for the full year of 2022, compared to $9.37 for the full year of 2021.

“Our success is a direct result of our bankers’ unwavering dedication to building relationships and exceeding customer expectations. Individuals and businesses appreciate our personalized approach and trust our bankers’ experience and knowledge, especially in a time of economic uncertainty,” said Park Chairman and Chief Executive Officer, David Trautman. “We’re eager to serve – customers and communities – even more in 2023.”

Park's community-banking subsidiary, The Park National Bank, reported net income of $35.3 million for the fourth quarter of 2022, a 4.5 percent decrease compared to $37.0 million for the same period of 2021. Park National Bank reported net income of $143.2 million for the full year of 2022, compared to $159.5 million for the full year of 2021.

“We’ve earned a reputation for reliability, and our commitment goes beyond financial services,” said Park President Matt Miller. “Over the past 10 years, we’ve matched associate contributions to their local United Way agency dollar for dollar, totaling more than $10.5 million in donations. It’s one of many ways we show support to hundreds of organizations doing important work in the many communities we serve.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of December 31, 2022). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Ellie Akey, 740.349.5493, ellie.akey@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

•the ever-changing effects of the global novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 or variants or mutations thereof - -
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

on economies (local, national and international), supply chains and financial markets, on the labor market, including the potential for a sustained reduction in labor force participation, and on our customers (including potential changes in their banking preferences and behaviors), counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives;
•current and future economic and financial market conditions, either nationally or in the states in which Park and our subsidiaries do business, including the effects of higher unemployment rates, an acceleration in the pace of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, U.S. fiscal debt, budget and tax matters, geopolitical matters (including the impact of the Russia-Ukraine conflict and associated sanctions and export controls), and any slowdown in global economic growth, in addition to the continuing impact of the COVID-19 pandemic and recovery therefrom on our customers’ operations and financial condition, any of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including changes in real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply, market interest rate policies and policies impacting inflation, of the Federal Reserve Board, the U.S. Treasury and other governmental agencies) as well as disruption in the liquidity and functioning of U.S. financial markets, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce net interest margins;
•changes in the federal, state, or local tax laws may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio and otherwise negatively impact our financial performance;
•the impact of the changes in federal, state and local governmental policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation that may increase tax rates, infrastructure spending and social programs;
•changes in laws or requirements imposed by Park's regulators impacting Park's capital actions, including dividend payments and stock repurchases;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behaviors, changes in business and economic conditions, legislative and regulatory initiatives, or other factors may be different than anticipated;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness, and Park's expectations regarding future credit losses and our allowance for credit losses, may be different than anticipated due to the continuing impact of and the various responses to inflationary pressures;
•Park may have more credit risk and higher credit losses to the extent there are loan concentrations by location or industry of borrowers or collateral;
•the volatility from quarter to quarter of mortgage banking income, whether due to interest rates, demand, the fair value of mortgage loans, or other factors;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and Park's ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act and the follow-up legislation in the Consolidated Appropriations Act, 2021, the provisions of the American Rescue Plan Act of 2021, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•Park's ability to meet heightened supervisory requirements and expectations;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, may adversely affect Park's reported financial condition or results of operations;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, which may prove unreliable, inaccurate or not predictive of actual results;
•the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks, including those of Park's third-party vendors and other service providers, which may prove inadequate, and could adversely affect customer confidence in Park and/or result in Park incurring a financial loss;
•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the impact on Park's business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of the adequacy of Park's intellectual property protection in general;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations, closing of border crossings and changes in the relationship of the U.S. and its global trading partners);
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the effect of a fall in stock market prices on Park's asset and wealth management businesses;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims, the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries, and liabilities and business restrictions resulting from litigation and regulatory investigations;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities (especially in light of the Russia-Ukraine conflict) on the economy and financial markets generally and on us or our counterparties specifically;
•a worsening of the U.S. economy due to financial, political, or other shocks;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our most recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•uncertainty surrounding the transition from the London Inter-Bank Offered Rate (LIBOR) to an alternate reference rate;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2022, September 30, 2022, and December 30, 2021

	2022	2022	2021	Percent change vs.
(in thousands, except share and per share data and ratios)	4th QTR	3rd QTR	4th QTR	3Q '22	4Q '21
INCOME STATEMENT:
Net interest income	$94,606	$90,828	$83,706	4.2%	13.0%
Provision for (recovery of) credit losses	2,981	3,190	(4,993)	(6.6)%	N.M.
Other income	26,392	46,694	32,206	(43.5)%	(18.1)%
Other expense	77,654	82,903	75,764	(6.3)%	2.5%
Income before income taxes	$40,363	$51,429	$45,141	(21.5)%	(10.6)%
Income taxes	7,279	9,361	8,593	(22.2)%	(15.3)%
Net income	$33,084	$42,068	$36,548	(21.4)%	(9.5)%

MARKET DATA:
Earnings per common share - basic (a)	$2.03	$2.59	$2.25	(21.6)%	(9.8)%
Earnings per common share - diluted (a)	2.02	2.57	2.23	(21.4)%	(9.4)%
Quarterly cash dividend declared per common share	1.04	1.04	1.03	—%	1.0%
Special cash dividend declared per common share	0.50	—	0.20	N.M.	150.0%
Book value per common share at period end	65.74	63.75	68.48	3.1%	(4.0)%
Market price per common share at period end	140.75	124.48	137.31	13.1%	2.5%
Market capitalization at period end	2,289,099	2,023,272	2,227,108	13.1%	2.8%

Weighted average common shares - basic (b)	16,261,136	16,253,704	16,216,076	—%	0.3%
Weighted average common shares - diluted (b)	16,393,179	16,374,982	16,363,968	0.1%	0.2%
Common shares outstanding at period end	16,263,583	16,253,794	16,219,563	0.1%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.28%	1.61%	1.48%	(20.5)%	(13.5)%
Return on average shareholders' equity (a)(b)	12.44%	15.50%	13.44%	(19.7)%	(7.4)%
Yield on loans	5.00%	4.72%	4.58%	5.9%	9.2%
Yield on investment securities	3.25%	2.85%	2.05%	14.0%	58.5%
Yield on money market instruments	3.63%	2.20%	0.15%	65.0%	2,320.0%
Yield on interest earning assets	4.57%	4.18%	3.88%	9.3%	17.8%
Cost of interest bearing deposits	0.81%	0.46%	0.09%	76.1%	800.0%
Cost of borrowings	2.88%	2.61%	2.09%	10.3%	37.8%
Cost of paying interest bearing liabilities	0.95%	0.60%	0.25%	58.3%	280.0%
Net interest margin (g)	3.98%	3.81%	3.72%	4.5%	7.0%
Efficiency ratio (g)	63.69%	59.88%	64.94%	6.4%	(1.9)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Tangible book value per common share (d)	$55.56	$53.54	$58.18	3.8%	(4.5)%
Average interest earning assets	9,517,746	9,565,710	9,008,863	(0.5)%	5.6%
Pre-tax, pre-provision net income (k)	43,344	54,619	40,148	(20.6)%	8.0%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2022, September 30, 2022, and December 30, 2021

				Percent change vs.
(in thousands, except ratios)	December 31, 2022	September 30, 2022	December 31, 2021	3Q '22	4Q '21
BALANCE SHEET:
Investment securities	$1,820,787	$1,828,068	$1,815,408	(0.4)%	0.3%
Loans	7,141,891	7,103,246	6,871,122	0.5%	3.9%
Allowance for credit losses	85,379	83,961	83,197	1.7%	2.6%
Goodwill and other intangible assets	165,570	165,911	167,057	(0.2)%	(0.9)%
Other real estate owned (OREO)	1,354	1,354	775	—%	74.7%
Total assets	9,854,993	9,855,047	9,560,254	—%	3.1%
Total deposits	8,234,715	8,309,927	7,904,528	(0.9)%	4.2%
Borrowings	416,009	378,044	426,996	10.0%	(2.6)%
Total shareholders' equity	1,069,226	1,036,172	1,110,759	3.2%	(3.7)%
Tangible equity (d)	903,656	870,261	943,702	3.8%	(4.2)%
Total nonperforming loans	101,111	65,233	102,652	55.0%	(1.5)%
Total nonperforming assets	102,465	66,587	106,177	53.9%	(3.5)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	72.47%	72.08%	71.87%	0.5%	0.8%
Total nonperforming loans as a % of period end loans	1.42%	0.92%	1.49%	54.3%	(4.7)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.43%	0.94%	1.54%	52.1%	(7.1)%
Allowance for credit losses as a % of period end loans	1.20%	1.18%	1.21%	1.7%	(0.8)%
Net loan charge-offs (recoveries)	$1,563	$677	$(61)	130.9%	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (b)	0.09%	0.04%	—%	125.0%	N.M.

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.85%	10.51%	11.62%	3.2%	(6.6)%
Tangible equity (d) / Tangible assets (f)	9.33%	8.98%	10.05%	3.9%	(7.2)%
Average shareholders' equity / Average assets (b)	10.27%	10.37%	10.97%	(1.0)%	(6.4)%
Average shareholders' equity / Average loans (b)	14.85%	15.29%	15.69%	(2.9)%	(5.4)%
Average loans / Average deposits (b)	81.87%	80.06%	83.78%	2.3%	(2.3)%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Year ended December 31, 2022 and December 31, 2021

(in thousands, except share and per share data)	2022	2021	Percent change vs '21
INCOME STATEMENT:
Net interest income	$347,059	$329,893	5.2%
Provision for (recovery of) credit losses	4,557	(11,916)	N.M
Other income	135,935	129,944	4.6%
Other expense	297,978	283,518	5.1%
Income before income taxes	$180,459	$188,235	(4.1)%
Income taxes	32,108	34,290	(6.4)%
Net income	$148,351	$153,945	(3.6)%

MARKET DATA:
Earnings per common share - basic (a)	$9.13	$9.45	(3.4)%
Earnings per common share - diluted (a)	9.06	9.37	(3.3)%
Quarterly cash dividends declared per common share	4.16	4.12	1.0%
Special cash dividends declared per common share	0.50	0.40	25.0%

Weighted average common shares - basic (b)	16,246,009	16,291,016	(0.3)%
Weighted average common shares - diluted (b)	16,365,309	16,425,206	(0.4)%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.48%	1.56%	(5.1)%
Return on average shareholders' equity (a)(b)	13.78%	14.45%	(4.6)%
Yield on loans	4.65%	4.53%	2.6%
Yield on investment securities	2.66%	2.22%	19.8%
Yield on money market instruments	2.07%	0.13%	1,492.3%
Yield on interest earning assets	4.14%	3.86%	7.3%
Cost of interest bearing deposits	0.39%	0.12%	225.0%
Cost of borrowings	2.59%	1.96%	32.1%
Cost of paying interest bearing liabilities	0.54%	0.28%	92.9%
Net interest margin (g)	3.80%	3.69%	3.0%
Efficiency ratio (g)	61.24%	61.27%	—%

ASSET QUALITY RATIOS
Net loan charge-offs (recoveries)	$2,375	$(3,348)	N.M.
Net loan charge-offs (recoveries) as a % of average loans (b)	0.03%	(0.05)%	N.M.

CAPITAL & LIQUIDITY
Average shareholders' equity / Average assets (b)	10.72%	10.82%	(0.9)%
Average shareholders' equity / Average loans (b)	15.48%	15.19%	1.9%
Average loans / Average deposits (b)	82.32%	85.68%	(3.9)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET:
Average interest earning assets	$9,227,377	$9,028,340	2.2%
Pre-tax, pre-provision net income (k)	185,016	176,319	4.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2022	2021	2022	2021

Interest income:
Interest and fees on loans	$89,382	$79,168	$323,107	$317,208
Interest on debt securities:
Taxable	11,974	5,698	36,047	19,458
Tax-exempt	2,918	2,209	10,964	8,307
Other interest income	4,536	191	8,129	880
Total interest income	108,810	87,266	378,247	345,853

Interest expense:
Interest on deposits:
Demand and savings deposits	10,205	373	17,646	1,595
Time deposits	1,061	831	3,314	4,711
Interest on borrowings	2,938	2,356	10,228	9,654
Total interest expense	14,204	3,560	31,188	15,960

Net interest income	94,606	83,706	347,059	329,893

Provision for (recovery of) credit losses	2,981	(4,993)	4,557	(11,916)

Net interest income after provision for (recovery of) credit losses	91,625	88,699	342,502	341,809

Other income	26,392	32,206	135,935	129,944

Other expense	77,654	75,764	297,978	283,518

Income before income taxes	40,363	45,141	180,459	188,235

Income taxes	7,279	8,593	32,108	34,290

Net income	$33,084	$36,548	$148,351	$153,945

Per common share:
Net income - basic	$2.03	$2.25	$9.13	$9.45
Net income - diluted	$2.02	$2.23	$9.06	$9.37

Weighted average shares - basic	16,261,136	16,216,076	16,246,009	16,291,016
Weighted average shares - diluted	16,393,719	16,363,968	16,365,309	16,425,206

Cash dividends declared:
Quarterly dividend	$1.04	$1.03	$4.16	$4.12
Special dividend	$0.50	$0.20	$0.50	$0.40

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2022	December 31, 2021

Assets

Cash and due from banks	$156,750	$144,507
Money market instruments	32,978	74,673
Investment securities	1,820,787	1,815,408
Loans	7,141,891	6,871,122
Allowance for credit losses	(85,379)	(83,197)
Loans, net	7,056,512	6,787,925
Bank premises and equipment, net	82,126	89,008
Goodwill and other intangible assets	165,570	167,057
Other real estate owned	1,354	775
Other assets	538,916	480,901
Total assets	$9,854,993	$9,560,254

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,074,276	$3,066,419
Interest bearing	5,160,439	4,838,109
Total deposits	8,234,715	7,904,528
Borrowings	416,009	426,996
Other liabilities	135,043	117,971
Total liabilities	$8,785,767	$8,449,495

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2022 and December 31, 2021)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at December 31, 2022 and 17,623,118 shares issued at December 31, 2021)	462,404	461,800
Accumulated other comprehensive (loss) income, net of taxes	(102,394)	15,155
Retained earnings	847,235	776,294
Treasury shares (1,359,521 shares at December 31, 2022 and 1,403,555 shares at December 31, 2021)	(138,019)	(142,490)
Total shareholders' equity	$1,069,226	$1,110,759
Total liabilities and shareholders' equity	$9,854,993	$9,560,254

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2022	2021	2022	2021

Assets

Cash and due from banks	$145,040	$148,433	$157,295	$139,678
Money market instruments	495,350	491,093	392,256	665,714
Investment securities	1,811,403	1,696,537	1,843,484	1,407,999
Loans	7,108,956	6,872,620	6,955,674	7,014,517
Allowance for credit losses	(83,478)	(88,017)	(81,736)	(87,233)
Loans, net	7,025,478	6,784,603	6,873,938	6,927,284
Bank premises and equipment, net	83,992	89,312	86,322	89,758
Goodwill and other intangible assets	165,794	167,332	166,337	167,993
Other real estate owned	1,354	802	1,161	902
Other assets	551,245	451,545	523,415	448,130
Total assets	$10,279,656	$9,829,657	$10,044,208	$9,847,458

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$3,134,544	$3,058,428	$3,093,019	$2,937,035
Interest bearing	5,548,542	5,145,026	5,356,809	5,249,467
Total deposits	8,683,086	8,203,454	8,449,828	8,186,502
Borrowings	405,146	448,298	395,515	492,943
Other liabilities	135,915	99,411	121,986	102,553
Total liabilities	$9,224,147	$8,751,163	$8,967,329	$8,781,998

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	461,391	460,037	460,696	459,421
Accumulated other comprehensive loss, net of taxes	(121,416)	(10,656)	(65,374)	(4,120)
Retained earnings	853,802	771,957	821,382	744,102
Treasury shares	(138,268)	(142,844)	(139,825)	(133,943)
Total shareholders' equity	$1,055,509	$1,078,494	$1,076,879	$1,065,460
Total liabilities and shareholders' equity	$10,279,656	$9,829,657	$10,044,208	$9,847,458

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2022	2022	2022	2022	2021
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$89,382	$83,522	$77,787	$72,416	$79,168
Interest on debt securities:
Taxable	11,974	10,319	7,624	6,130	5,698
Tax-exempt	2,918	2,923	2,676	2,447	2,209
Other interest income	4,536	3,180	260	153	191
Total interest income	108,810	99,944	88,347	81,146	87,266

Interest expense:
Interest on deposits:
Demand and savings deposits	10,205	5,757	1,333	351	373
Time deposits	1,061	825	708	720	831
Interest on borrowings	2,938	2,534	2,367	2,389	2,356
Total interest expense	14,204	9,116	4,408	3,460	3,560

Net interest income	94,606	90,828	83,939	77,686	83,706

Provision for (recovery of) credit losses	2,981	3,190	2,991	(4,605)	(4,993)

Net interest income after provision for (recovery of) credit losses	91,625	87,638	80,948	82,291	88,699

Other income	26,392	46,694	31,193	31,656	32,206

Other expense	77,654	82,903	70,048	67,373	75,764

Income before income taxes	40,363	51,429	42,093	46,574	45,141

Income taxes	7,279	9,361	7,769	7,699	8,593

Net income	$33,084	$42,068	$34,324	$38,875	$36,548

Per common share:
Net income - basic	$2.03	$2.59	$2.11	$2.40	$2.25
Net income - diluted	$2.02	$2.57	$2.10	$2.38	$2.23

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2022	2022	2022	2022	2021
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$8,219	$8,216	$8,859	$8,797	$8,887
Service charges on deposit accounts	2,595	2,859	2,563	2,074	2,357
Other service income	2,580	2,956	4,940	4,819	6,368
Debit card fee income	6,675	6,514	6,731	6,126	6,568
Bank owned life insurance income	1,366	1,185	2,374	1,175	1,121
ATM fees	548	610	583	532	572
Gain on the sale of OREO, net	—	5,607	4	—	22
OREO valuation markup	—	12,009	—	30	51
(Loss) gain on equity securities, net	(165)	58	709	2,353	2,125
Other components of net periodic benefit income	3,027	3,027	3,027	3,027	2,038
Miscellaneous	1,547	3,653	1,403	2,723	2,097
Total other income	$26,392	$46,694	$31,193	$31,656	$32,206

Other expense:
Salaries	$33,837	$37,889	$31,052	$30,521	$35,953
Employee benefits	9,895	9,897	10,199	10,499	10,706
Occupancy expense	4,157	3,455	3,040	3,214	3,161
Furniture and equipment expense	3,118	2,912	2,934	2,937	2,724
Data processing fees	8,537	8,170	8,416	7,504	7,860
Professional fees and services	9,845	8,359	6,775	5,858	7,840
Marketing	1,404	1,595	1,019	1,317	1,718
Insurance	1,526	1,237	1,245	1,405	1,547
Communication	968	1,098	935	890	851
State tax expense	1,040	1,186	1,167	1,192	931
Amortization of intangible assets	341	341	403	402	420
Foundation contributions	—	4,000	—	—	—
Miscellaneous	2,986	2,764	2,863	1,634	2,053
Total other expense	$77,654	$82,903	$70,048	$67,373	$75,764

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2022	2021	2020	2019	2018

Allowance for credit losses:
Allowance for credit losses, beginning of period	$83,197	$85,675	$56,679	$51,512	$49,988
Cumulative change in accounting principle; adoption of ASU 2016-13	—	6,090	—	—	—
Charge-offs	9,133	5,093	10,304	11,177	13,552
Recoveries	6,758	8,441	27,246	10,173	7,131
Net charge-offs (recoveries)	2,375	(3,348)	(16,942)	1,004	6,421
Provision for (recovery of) credit losses	4,557	(11,916)	12,054	6,171	7,945
Allowance for credit losses, end of period	$85,379	$83,197	$85,675	$56,679	$51,512

General reserve trends:
Allowance for credit losses, end of period	$85,379	$83,197	$85,675	$56,679	$51,512
Allowance on purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	167	268	—
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	678	—	—
Specific reserves on individually evaluated loans	3,566	1,616	5,434	5,230	2,273
General reserves on collectively evaluated loans	$81,813	$81,581	$79,396	$51,181	$49,239

Total loans	$7,141,891	$6,871,122	$7,177,785	$6,501,404	$5,692,132
PCD loans (PCI loans for years 2020 and prior)	4,653	7,149	11,153	14,331	3,943
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	360,056	548,436	225,029
Individually evaluated loans	78,341	74,502	108,407	77,459	48,135
Collectively evaluated loans	$7,058,897	$6,789,471	$6,698,169	$5,861,178	$5,415,025

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.03%	(0.05)%	(0.24)%	0.02%	0.12%
Allowance for credit losses as a % of period end loans	1.20%	1.21%	1.19%	0.87%	0.90%
Allowance for credit losses as a % of period end loans (excluding PPP loans) (j)	1.20%	1.22%	1.25%	N.A.	N.A.
General reserve as a % of collectively evaluated loans	1.16%	1.20%	1.19%	0.87%	0.91%
General reserves as a % of collectively evaluated loans (excluding PPP loans) (j)	1.16%	1.21%	1.24%	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$79,696	$72,722	$117,368	$90,080	$67,954
Accruing troubled debt restructurings	20,134	28,323	20,788	21,215	15,173
Loans past due 90 days or more	1,281	1,607	1,458	2,658	2,243
Total nonperforming loans	$101,111	$102,652	$139,614	$113,953	$85,370
Other real estate owned - Park National Bank	—	181	837	3,100	2,788
Other real estate owned - SEPH	1,354	594	594	929	1,515
Other nonperforming assets - Park National Bank	—	2,750	3,164	3,599	3,464
Total nonperforming assets	$102,465	$106,177	$144,209	$121,581	$93,137
Percentage of nonaccrual loans to period end loans	1.12%	1.06%	1.64%	1.39%	1.19%
Percentage of nonperforming loans to period end loans	1.42%	1.49%	1.95%	1.75%	1.50%
Percentage of nonperforming assets to period end loans	1.43%	1.55%	2.01%	1.87%	1.64%
Percentage of nonperforming assets to period end total assets	1.04%	1.11%	1.55%	1.42%	1.19%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2022	2021	2020	2019	2018

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$72,722	$117,368	$90,080	$67,954	$72,056
New nonaccrual loans	64,918	38,478	103,386	81,009	76,611
Resolved nonaccrual loans	57,944	83,124	76,098	58,883	80,713
Nonaccrual loans, end of period	$79,696	$72,722	$117,368	$90,080	$67,954

Individually evaluated commercial loan portfolio information (period end):
Unpaid principal balance	$80,116	$75,126	$109,062	$78,178	$59,381
Prior charge-offs	1,775	624	655	719	11,246
Remaining principal balance	78,341	74,502	108,407	77,459	48,135
Specific reserves	3,566	1,616	5,434	5,230	2,273
Book value, after specific reserves	$74,775	$72,886	$102,973	$72,229	$45,862

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net interest income	$94,606	$90,828	$83,706	$347,059	$329,893
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	258	495	559	1,780	3,303
less interest income on former Vision Bank relationships	707	649	4,628	3,703	7,985
Net interest income - adjusted	$93,641	$89,684	$78,519	$341,576	$318,605

Provision for (recovery of) credit losses	$2,981	$3,190	$(4,993)	$4,557	$(11,916)
less recoveries on former Vision Bank relationships	(792)	(20)	(106)	(1,319)	(3,169)
Provision for (recovery of) credit losses - adjusted	$3,773	$3,210	$(4,887)	$5,876	$(8,747)

Other income	$26,392	$46,694	$32,206	$135,935	$129,944
less other service income related to former Vision Bank relationships	285	3	321	788	525
less Vision related gain on the sale of OREO, net	—	5,607	—	5,607	—
less Vision related OREO valuation markup	—	12,009	—	12,009	—
Other income - adjusted	$26,107	$29,075	$31,885	$117,531	$129,419

Other expense	$77,654	$82,903	$75,764	$297,978	$283,518
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	341	341	420	1,487	1,798
less direct expenses related to collection of payments on former Vision Bank loan relationships	100	1,295	700	1,761	1,361
less Foundation contribution	—	4,000	—	4,000	4,000
Other expense - adjusted	$77,213	$77,267	$74,644	$290,730	$276,359

Tax effect of adjustments to net income identified above (i)	$(336)	$(2,761)	$(944)	$(3,771)	$(1,643)

Net income - reported	$33,084	$42,068	$36,548	$148,351	$153,945
Net income - adjusted (h)	$31,819	$31,682	$32,998	$134,164	$147,765

Diluted earnings per common share	$2.02	$2.57	$2.23	$9.06	$9.37
Diluted earnings per common share, adjusted (h)	$1.94	$1.93	$2.02	$8.20	$9.00

Annualized return on average assets (a)(b)	1.28%	1.61%	1.48%	1.48%	1.56%
Annualized return on average assets, adjusted (a)(b)(h)	1.23%	1.21%	1.33%	1.34%	1.50%

Annualized return on average tangible assets (a)(b)(e)	1.30%	1.63%	1.50%	1.50%	1.59%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.25%	1.23%	1.35%	1.36%	1.53%

Annualized return on average shareholders' equity (a)(b)	12.44%	15.50%	13.44%	13.78%	14.45%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	11.96%	11.68%	12.14%	12.46%	13.87%

Annualized return on average tangible equity (a)(b)(c)	14.75%	18.33%	15.91%	16.29%	17.15%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.19%	13.81%	14.37%	14.73%	16.46%

Efficiency ratio (g)	63.69%	59.88%	64.94%	61.24%	61.27%
Efficiency ratio, adjusted (g)(h)	63.99%	64.56%	67.15%	62.84%	61.29%

Annualized net interest margin (g)	3.98%	3.81%	3.72%	3.80%	3.69%
Annualized net interest margin, adjusted (g)(h)	3.94%	3.76%	3.49%	3.74%	3.56%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2022, September 30, 2022, and December 31, 2021 and the twelve months ended December 31, 2022 and December 31, 2021, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
AVERAGE SHAREHOLDERS' EQUITY	$1,055,509	$1,076,526	$1,078,494	$1,076,879	$1,065,460
Less: Average goodwill and other intangible assets	165,794	166,136	167,332	166,337	167,993
AVERAGE TANGIBLE EQUITY	$889,715	$910,390	$911,162	$910,542	$897,467

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2022	September 30, 2022	December 31, 2021
TOTAL SHAREHOLDERS' EQUITY	$1,069,226	$1,036,172	$1,110,759
Less: Goodwill and other intangible assets	165,570	165,911	167,057
TANGIBLE EQUITY	$903,656	$870,261	$943,702

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
AVERAGE ASSETS	$10,279,656	$10,384,049	$9,829,657	$10,044,208	$9,847,458
Less: Average goodwill and other intangible assets	165,794	166,136	167,332	166,337	167,993
AVERAGE TANGIBLE ASSETS	$10,113,862	$10,217,913	$9,662,325	$9,877,871	$9,679,465

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2022	September 30, 2022	December 31, 2021
TOTAL ASSETS	$9,854,993	$9,855,047	$9,560,254
Less: Goodwill and other intangible assets	165,570	165,911	167,057
TANGIBLE ASSETS	$9,689,423	$9,689,136	$9,393,197

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Interest income	$108,810	$99,944	$87,266	$378,247	$345,853
Fully taxable equivalent adjustment	918	932	762	3,541	2,911
Fully taxable equivalent interest income	$109,728	$100,876	$88,028	$381,788	$348,764
Interest expense	14,204	9,116	3,560	31,188	15,960
Fully taxable equivalent net interest income	$95,524	$91,760	$84,468	$350,600	$332,804

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) credit losses, other income, other expense and income taxes.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Excludes $4.2 million of PPP loans and $4,000 in related allowance at December 31, 2022, $74.4 million of PPP loans and $77,000 in related allowance at December 31, 2021 and $331.6 million of PPP loans and $337,000 in related allowance at December 31, 2020.
(k) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for (recovery of) credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for (recovery of) credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net income	$33,084	$42,068	$36,548	$148,351	$153,945
Plus: Income taxes	7,279	9,361	8,593	32,108	34,290
Plus: Provision for (recovery of) credit losses	2,981	3,190	(4,993)	4,557	(11,916)
Pre-tax, pre-provision net income	$43,344	$54,619	$40,148	$185,016	$176,319
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com